UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 8, 2008


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)

          Nevada                        000-50643                86-0933274
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

1600 N. Desert Drive, Suite 301, Tempe, AZ                       85281-1230
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (480) 994-0772

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
           OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

     On December 8, 2008, the Greater Wenatchee Regional Events Center Public Facilities District (the "Public Facilities District") purchased the Town Toyota Center, an event center located in Wenatchee, Washington and owned by Wenatchee Events Center, LLC ("Wenatchee LLC"), a wholly-owned subsidiary of Global Entertainment Corporation ("Global"). The purchase was made pursuant to the terms of the Amended and Restated Lease with Purchase Option Agreement between Wenatchee LLC and the Public Facilities District and City of Wenatchee, dated May 30, 2007, which lease was previously filed with the Securities and Exchange Commission (the "Commission") on August 29, 2008 as Exhibit 10.9 to Global's Annual Report on Form 10-K.

     The purchase of the 4,300-seat, 161,000 square foot event center was effected for a total cash consideration of $52,404,301.24.

     Construction of the Town Toyota Center was funded pursuant to the terms of the Construction-Term Loan Agreement (the "Construction Loan") by and among Marshall Financial Group, LLC ("Marshall") and Wenatchee LLC, which loan agreement was previously filed with the Commission on August 29, 2008 as Exhibit
10.8 to Global's Annual Report on Form 10-K. The Construction Loan was guaranteed by Global. Pursuant to the terms of the Construction Loan and related documents, the sale of the Town Toyota Center caused all amounts owed by Wenatchee LLC to Marshall under the Construction Loan to be immediately due and payable. Accordingly, upon the closing of the sale of the Toyota Event Center, Marshall was paid $48,919,254.85 in full satisfaction of the principal, interest, and fees owed Marshall by Wenatchee LLC under the Construction Loan and related promissory note.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         GLOBAL ENTERTAINMENT CORPORATION


Date: December 11, 2008                  /s/  James Yeager
                                         ---------------------------------------
                                         James Yeager
                                         Senior Vice President & Chief Financial
                                         Officer


                                       3